UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2026

LEIDOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street, Reston, Virginia	20190
(Address of principal executive office)	(Zip Code)

(571) 526-6000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On January 23, 2026, Leidos, Inc. (the “Purchaser”), a Delaware corporation and wholly-owned subsidiary of Leidos Holdings, Inc. (“Leidos”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with KENE Holdings, L.P., a Delaware limited partnership (the “Seller”) and KENE Parent, Inc., a Delaware corporation (“Entrust”). Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser will purchase and acquire from the Seller, and the Seller will sell, assign, transfer, convey and deliver to the Purchaser, all of the issued and outstanding shares of capital stock of Entrust, free and clear of all liens. The base purchase price for such shares of capital stock will be $2,400,000,000 in cash, subject to customary adjustments set forth in the Purchase Agreement for Entrust’s cash, debt, transaction expenses and net working capital. The transactions contemplated by the Purchase Agreement (the “Transactions”) are expected to close in the second quarter of 2026.

The consummation of the Transactions is subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) the absence of any applicable law enacted after the date of the Purchase Agreement or order that prohibits, restrains or enjoins the consummation of the Transactions; (iii) the accuracy of the representations and warranties of the parties to the Purchase Agreement (subject to specified materiality standards set forth in the Purchase Agreement); (iv) compliance by each of the parties to the Purchase Agreement with their respective covenants in all material respects; and (v) the absence of a material adverse effect on Entrust.

The Purchase Agreement contains certain termination rights for the parties to the Purchase Agreement, including (subject to certain limitations), the right to terminate the Purchase Agreement if (i) the Transactions are not consummated by August 14, 2026, (ii) the other party breaches any of its representations, warranties or covenants (subject to specified materiality standards and cure periods set forth in the Purchase Agreement), and (iii) a law or order permanently preventing the Transactions has become final and nonappealable.

The parties to the Purchase Agreement have each made customary representations, warranties, and covenants in the Purchase Agreement, including, among other things, a covenant made by Entrust to conduct its businesses in the ordinary course of business in all material respects and to refrain from taking specified actions without the consent of the Purchaser between the date of the Purchase Agreement and the consummation of the Transactions. In addition, the Purchaser has agreed to use reasonable best efforts to take all actions necessary to eliminate any regulatory impediment in respect of the Transactions, except that the Purchaser is not required to agree to any burdensome condition (as defined in the Purchase Agreement).

The representations and warranties of the parties to the Agreement do not survive the closing, and in connection with the Purchase Agreement, the Purchaser bound a customary representations and warranties insurance policy subject to the satisfaction of certain customary conditions to coverage as recourse for certain losses arising out of any breach of the representations and warranties of the Seller and Entrust contained in the Purchase Agreement.

The foregoing description of the Purchase Agreement and the Transactions is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated into this Item 1.01 by reference in its entirety.

The Purchase Agreement has been attached, and the above description of the Purchase Agreement has been included, to provide investors and security holders with information regarding the terms of the Purchase Agreement. The Purchase Agreement and the above description are not intended to provide any other factual information about Leidos, the Purchaser, the Seller, Entrust, or any of their respective subsidiaries, affiliates, or businesses.

The representations, warranties and covenants in the Purchase Agreement: (i) were made solely for the benefit of the parties to the Purchase Agreement; (ii) are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; (iii) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (iv) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders should not rely on any representations, warranties or covenants contained in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of Leidos, the Purchaser, the Seller, Entrust or any of their respective subsidiaries, affiliates or businesses. Information concerning the subject matter of any such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Leidos’ public disclosures.

Bridge Credit Facility

On January 23, 2026, in connection with the entry into the Purchase Agreement, Leidos and the Purchaser entered into a commitment letter (the “Bridge Commitment Letter”) with Citigroup Global Markets Inc. (“Citi”) pursuant to which Citi has committed to provide the Purchaser as borrower, with a customary senior unsecured 364-day bridge credit facility in an aggregate principal amount of $1.4 billion (the “Bridge Facility”).

The Bridge Facility, together with other available funds of Leidos and its subsidiaries, is available in a single drawing to finance the Transactions, subject to the satisfaction of customary conditions to availability set forth in the Bridge Commitment Letter. If drawn, the Bridge Facility will have a maturity date of 364 days after its initial drawing, will have affirmative, negative and financial covenants substantially consistent with those in the Existing Credit Agreement (as defined below), will have the same guarantors as in the Existing Credit Agreement (including a parent guarantee from Leidos) and will have other terms customary for bridge credit facilities of this nature. If drawn, the Bridge Facility will have an interest rate that is the sum of the Term Secured Overnight Financing Rate (“SOFR”) plus an applicable margin based on a ratings-based grid consistent with the ratings-based grid in the Existing Credit Agreement, which initially ranges from 1.00% to 1.50% (with the applicable margin under the Bridge Facility stepping up by 25 basis points on each of the 90th day, 180th day and 270th day after the initial funding date thereunder). As of the date hereof, the ratings-based grid would result in an initial applicable margin of 1.25% for SOFR-denominated borrowings. In lieu of financing the Transactions through the use of the Bridge Facility, Leidos may seek alternative forms of permanent financing. The consummation of the Transactions is not subject to any financing condition.

As used herein, the “Existing Credit Agreement” refers to that certain Credit Agreement, initially dated as of March 10, 2023 (as amended thereafter, the “Existing Credit Agreement”), among Leidos, as parent guarantor, the Purchaser, as borrower, Citibank, N.A. as administrative agent, and the other parties party thereto.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2026, Leidos issued a press release announcing, among other things, the execution of the Purchase Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

On January 26, 2026, Leidos will hold a webcast to discuss, among other things, the announcement of the execution of the Purchase Agreement and certain other information. A copy of the slide presentation for such webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit 10.1*	Stock Purchase Agreement, dated January 23, 2026, by and among Leidos, Inc., KENE Holdings, L.P. and KENE Parent, Inc.

Exhibit 99.1	Press Release, dated January 26, 2026.

Exhibit 99.2	Investor Presentation, dated January 26, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided that Leidos may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

Forward-Looking Statements

Certain statements in this Current Report contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from those results anticipated by our guidance and other forward-looking statements made in this release depending on a variety of factors, including, but not limited to: our ability to complete and integrate this transaction; our ability to complete the intended permanent financing; developments in the U.S. government defense and non-defense budgets, including budget reductions, sequestration, implementation of spending limits or changes in budgetary priorities, future delays in the U.S. government budget process, or the U.S. government’s failure to raise the debt ceiling, which increases the possibility of a default by the U.S. government on its debt obligations, related credit-rating downgrades, or an economic recession; uncertainties in tax due to new tax legislation or other regulatory developments; deterioration of economic conditions or weakening in credit or capital markets; uncertainty in the consequences of current and future geopolitical events; inflationary pressures and fluctuations in interest rates; delays in the U.S. government contract procurement process or the award of contracts and delays or loss of contracts as a result of competitor protests;

changes in U.S. government procurement rules, regulations and practices; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the U.S. government and other customers; our ability to respond rapidly to emerging technology trends, including the use of artificial intelligence; our reliance on information technology spending by hospitals/healthcare organizations; our reliance on infrastructure investments by industrial and natural resources organizations; energy efficiency and alternative energy sourcing investments; investments by U.S. government and commercial organizations in environmental impact and remediation projects; the effects of an epidemic, pandemic or similar outbreak may have on our business, financial position, results of operations and/or cash flows; our ability to attract, train and retain skilled employees, including our management team, and to obtain security clearances for our employees; our ability to accurately estimate costs, including cost increases due to inflation, associated with our firm-fixed-price contracts and other contracts; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues; cybersecurity, data security or other security threats, system failures or other disruptions of our business; our compliance with international, federal, state and local laws and regulations regarding privacy, data security, protection, storage, retention, transfer, disposal and other processing, technology protection and personal information; the damage and disruption to our business resulting from natural disasters and the effects of climate change; our ability to effectively acquire businesses and make investments; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts; the failure of our inspection or detection systems to detect threats; the adequacy of our insurance programs, customer indemnifications or other liability protections designed to protect us from significant product or other liability claims, including cybersecurity attacks; our ability to manage risks associated with our international business; our ability to comply with the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act of 2010 and similar worldwide anti-corruption and anti-bribery laws and regulations; our ability to protect our intellectual property and other proprietary rights by third parties of infringement, misappropriation or other violations by us of their intellectual property rights; our ability to prevail in litigation brought by third parties of infringement, misappropriation or other violations by us of their intellectual property rights; our ability to declare or increase future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable law and our agreements; our ability to grow our commercial health and infrastructure businesses, which could be negatively affected by budgetary constraints faced by hospitals and by developers of energy and infrastructure projects; our ability to successfully integrate acquired businesses; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks described in our Securities and Exchange Commission filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2026	LEIDOS HOLDINGS, INC.

	By:	/s/ Henrique B. Canarim
Henrique B. Canarim
	Its:	Corporate Secretary